German American Symbol: GABC February 2 – 3, 2022 Janney CEO Forum

Presented By 2 Mark A. Schroeder, Executive Chairman (812) 482-0701 mark.schroeder@germanamerican.com D. Neil Dauby, President and Chief Executive Officer (812) 482-0707 neil.dauby@germanamerican.com Bradley M. Rust, Sr. EVP, COO and CFO (812) 482-0718 brad.rust@germanamerican.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2020 as updated and supplemented by our other SEC reports filed from time to time. 3

Who We Are Indiana & Kentucky Community-focused Financial Services Organization • Banking, Insurance, Investments & Trust • $6.5 Billion Total Banking Assets • $2.3 Billion Investment and Trust Assets Under Management • $70 Million Annual Insurance Premiums • ~ 950 Team Members • 78 Banking Offices 4 Southwest Region Counties: Henderson, Daviess (KY), Perry, Spencer (IN) - Owensboro Market: Counties: Vanderburgh, Warrick, Gibson - Evansville Market Central Region Counties: Dubois, Martin, Pike - Jasper Market Counties: Knox, Daviess (IN) - Vincennes Market North Region Counties - Monroe, Lawrence Northeast Region Counties: Bartholomew, Decatur, Jackson, Jennings, Johnson Southeast Region Counties: Jefferson (IN) - Madison Market Counties: Clark, Floyd - Sellersburg Market Counties: Oldham, Jefferson (KY), Bullitt, Hardin - Louisville Market Counties: Gallatin, Owen, Shelby, Spencer (KY) - Shelbyville Market South Region Counties: Barren, Hart, Simpson, Warren

5 Capitalize upon Market Strength & Growth Indiana MSA Market Expansion Market Total Market Deposits($000) GABC Deposit Market Share*** Market Share Position*** # of Branches*** Heritage Markets* $ 6,529,499 35% #1 27 Growth Markets: Evansville/Newburgh $ 6,700,611 9% #3 8 Bloomington $ 3,412,353 11% #4 3 Columbus $ 1,714,657 11% #3 4 Louisville MSA (Indiana Portion)** $ 4,435,166 6% #7 5 Total Indiana Growth Markets $ 16,262,787 * Includes the Indiana counties of Daviess, Dubois, Gibson, Jefferson, Knox, Lawrence, Martin, Perry, Pike & Spencer ** Includes the Indiana counties of Clark & Floyd *** Source: FDIC 06/30/21 Statistics

6 Capitalize upon Market Strength & Growth Kentucky MSA Market Expansion Market Total Market Deposits (000’s) GABC Deposit Market Share*** Market Share Position*** # of Branches*** Smaller Kentucky Markets * $ 5,106,979 9% #3 10 Growth Markets: Owensboro $ 3,015,787 5% #6 3 Bowling Green $ 3,535,230 8% #4 4 Louisville MSA** (Kentucky Portion) $ 33,122,114 2% #9 11 Total Kentucky Growth Markets $ 39,673,131 *** Source: FDIC 06/30/21 Statistics (Inclusive of acquisition of Citizens Union Bank) ** Includes the Kentucky counties of Jefferson, Bullitt, Oldham, Shelby & Spencer * Includes the Kentucky counties of Barren, Hardin, Hart, Henderson, Gallatin, Owen & Simpson

H is to ry o f S u p e ri o r F in a n ci a l P e rf o rm a n ce - Ten Consecutive Years of Increased Dividends - Twelve Years of Consecutive Record Earnings Performance - Double-Digit Return on Equity for Past 17 Consecutive Fiscal Years - Bank Director Magazine - Bank Performance Scorecard Top 15 National Ranking for 2016 – 2019 ($1 - $5 billion Publicly- traded Companies) - Bank Director Magazine - Top 20 of 300 Largest Publicly Traded Banks for 2017 & 2018 - Newsweek Best Banks in America (Indiana) 2020 & 2021 7

FINANCIAL TRENDS 8

$3,144 $3,929 $4,398 $4,978 $5,609 1.35% 1.38% 1.43% 1.32% 1.57% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 (Dollars in Millions) Total Assets Annualized Return on Assets 9

$2,142 $2,728 $3,077 $3,088 $3,004 81% 78% 80% 82% 81% $- $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 $2,750 $3,000 $3,250 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 (Dollars in Millions) Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans 10

Total Loans $3,004.3 million Loan Portfolio Composition As of December 31, 2021 11 Construction & Development Loans, $ 214.6 million, 7% Agricultural Loans, $ 367.6 million, 12% Commercial Real Estate Owner Occupied, $ 397.0 million, 13% Commercial Real Estate Non- Owner Occupied, $ 744.8 million, 25% Multi-Family Residential Properties, $ 216.5 million, 7% Commercial & Industrial Loans, $ 507.4 million, 17% Consumer Loans, $ 61.5 million, 2% Home Equity Loans, $ 223.3 million, 8% Residential Mortgage Loans, $ 271.6 million, 9%

0.38% 0.34% 0.33% 0.44% 0.26% 0.48% 0.45% 0.45% 0.52% 0.39%* 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 Non-Performing Assets to Total Assets GABC Peer Group 12 *Peer Group as of 09/30/21

$2,484 $3,073 $3,430 $4,107 $4,744 84% 81% 82% 88% 93% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 (Dollars in Millions) Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits 13

Non-Interest Bearing Demand, $1,529.2 million, 32% Interest Bearing Demand, Savings & Money Market, $2,868.0 million, 61% Time Deposits, $347.1 million, 7% Deposit Composition as of December 31, 2021 Total Deposits $4,744.3 million 14 Year Cost of Deposits Cost of Funds 2017 0.30% 0.40% 2018 0.50% 0.61% 2019 0.72% 0.83% 2020 0.35% 0.44% 2021 0.11% 0.19%

$365 $459 $574 $625 $668 13.82% 14.82% 14.98% 13.46% 16.38% $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 (Dollars in Millions) Total Shareholders’ Equity Annualized Return on Tangible Equity 15

$99,909 $114,610 $145,225 $155,243 $160,830 3.76% 3.75% 3.92% 3.63% 3.31% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 (Dollars in Thousands) Net Interest Income Net Interest Margin (Tax-Equivalent) 16

$1,750 $2,070 $5,325 $17,550 $(6,500) 0.04% 0.08% 0.17% 0.08% 0.11% $(8,000) $(6,000) $(4,000) $(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 (Dollars in Thousands) Provision for Credit Losses Net Charge-off to Average Loans 17

$31,854 $37,070 $45,501 $54,474 $59,462 24% 24% 24% 26% 27% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 (Dollars in Thousands) Non-Interest Income Non-Interest Income as % of Total Revenue 18

$77,803 $93,553 $114,162 $117,123 $124,007 56.8% 60.6% 59.0% 55.0% 55.1% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 (Dollars in Thousands) Non-Interest Expense Efficiency Ratio 19

$40,676 $46,529 $59,222 $62,210 $84,137 $1.77 $1.99 $2.29 $2.34 $3.17 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 Net Income & Earnings Per Share Earnings Per Share 20

Citizens Union Bancorp’s major Kentucky markets enhance GABC’s overall demographics Attractive Addition to Kentucky Franchise GABC CUB Pro Forma Branch Map 21 Completed M & A- Citizens Union Bank Balance Sheet ($M) GABC CUB Total Assets 5,609$ 1,109$ Total Loans (Excl. HFS) 3,004$ 684$ Total Deposits 4,744$ 931$ Tangible Common Equity 541$ 101$ TCE/TA 9.9% 9.2% Per Share Data (1) Tangible Book Value Per Share 20.37$ 27.31$ YTD Earnings Per Share (2) 3.17$ 2.31$ Other Banking Offices 63 15 Source: S&P Global Market Intelligence, Company documents 1) Based on 3,709,299 shares of CUB common stock outstanding 2) GABC YTD Diluted Earnings Per Share 3) Demographic & deposit data as of June 30, 2021

22 • Attractive addition to German American franchise effective January 1, 2022: – Expands GABC’s market share position in the attractive Louisville, KY market (1) • Tripling market share to 2.47%, a top-10 overall market share position in a major metro market • Increases German American’s deposit market share rank to #4 of banks with less than $20 billion assets • Logical expansion within the Louisville market, enhancing the Company’s existing Indiana footprint and Louisville Commercial LPO • Further expands German American’s Kentucky footprint following upon the Citizens First Corp. merger in 2019 and First Security, Inc. merger in 2018 – Complimentary community banking model & culture with opportunity to expand relationships with Citizens Union customers – Retention of key Citizens Union personnel - David Bowling (former CEO) and Darryl Traylor (former President) have assumed senior advisory roles as Regional Chairman and Vice Chairman, respectively • Financially Compelling: – ~14% accretive to first full year EPS(2) – ~2.50 year earn back period and 3.2% dilutive to TBV at closing(3) – ~200+ bps improvement in 2023E ROATCE (first full year of combined operations with 100% cost saves) – Price / LTM Net Income + Cost Savings of 8.2x(4) – Pro forma tangible common equity / tangible assets > 9.5% at close leaves GABC well positioned for continued growth 1) Defined as MSA of Louisville, KY 2) Excludes one-time costs. Assumes 100% phase-in of projected cost savings 3) Tangible book value per share earn back period defined as the number of years for pro forma tangible book value per share to exceed projected standalone tangible book value per share (“crossover”) 4) Based on GABC’s 10 Day VWAP $35.99 as of September 17, 2021

WHY INVEST IN GABC? 23

24 Why Invest in GABC? $1.27 $1.32 $1.43 $1.51 $1.57 $1.77 $1.99 $2.29 $2.34 $3.17 GABC Earnings Per Share Growth * As of 12/31 for years shown *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017

25 $8.62 $8.92 $10.40 $11.57 $11.94 $13.45 $13.81 $16.49 $18.63 $20.37 GABC Tangible Book Value Per Share Why Invest in GABC? * As of 12/31 for years shown *Tangible Book Value Per Share adjusted for 3-for-2 stock split completed in 2017

26 $14.48 $18.95 $20.35 $22.21 $35.07 $35.33 $27.77 $35.62 $33.09 $38.98 GABC Stock Price Appreciation Why Invest in GABC? As of 12/31 for years shown * *Stock Price adjusted for 3-for-2 stock split completed in 2017

Why Invest in GABC 27 • Proven Executive Management Team • Track Record of Consistent Top Quartile Financial Performance • Experienced in Operating Plan Execution and M & A Transitions • Potential Growth within New Market Areas – Small MSA Focus and Large Major Metro Opportunity • Existing Platform for Continuous Improvement and Operating Efficiency • Infrastructure in Place for Perpetuating Ongoing EPS Growth • Consistent Strong Dividend Yield and Dividend Pay-out Capacity • Long Term Focus and Investment in Digital Optimization and Delivery

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